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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                               December 24, 1999



                                Duquesne Light Company
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



   Pennsylvania                           1-956                25-0451600
   ------------                           -----                ----------
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
incorporation or organization)                             Identification No.)



                               411 Seventh Avenue
                        Pittsburgh, Pennsylvania  15219
                        -------------------------------
              (Address of principal executive offices) (Zip Code)



      Registrant's telephone number, including area code:   (412) 393-6000



                                      N/A
         (Former name or former address, if changed since last report.)
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Items 1-4.  Not applicable.


Item 5.  Other Events.

     Incorporated herein by reference as Exhibit 99.1 is a press release issued on December 24, 1999.


Item 6.  Not applicable.


Item 7.  Exhibit.

         99.1  Press release.


Items 8-9.  Not applicable.



                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   Duquesne Light Company
                                   ----------------------
                                       (Registrant)



Date     December 24, 1999          /s/Morgan K. O'Brien
         -----------------          --------------------
                                        (Signature)
                                     Morgan K. O'Brien
                                   Vice President, Finance